                                                                    EXHIBIT 99.1

[FAIR POINT LOGO]

                                  DEUTSCHE BANK
                          HIGH YIELD FINANCE CONFERENCE
                                 September 2002

                                                                COMPANY OVERVIEW
                                                  FAIRPOINT COMMUNICATIONS, INC.
                                                            --------------------
                                                                    Gene Johnson
                                                         Chief Executive Officer

TOPICS FOR DISCUSSION
       o COMPANY PROFILE
       o OPERATIONS OVERVIEW
       o EXIT FROM CLEC BUSINESS
       o ACQUISITION STRATEGY
       o FINANCIAL REVIEW

COMPANY PROFILE

o FORMED IN 1991 TO CONSOLIDATE RURAL LOCAL EXCHANGE CARRIERS (RLECs)

o CURRENTLY OPERATE 29 RLECs IN 18 STATES SERVING OVER 246,000 ACCESS LINES

o 2001 RLEC REVENUE OF $225 MILLION AND EBITDA OF $122 MILLION

o IN MAY COMPLETED UNWINDING THE COMPETITIVE LOCAL EXCHANGE CARRIER ENTERPRISE WITHIN FAIRPOINT COMMUNICATIONS SOLUTIONS CORP.

COMPANY PROFILE
SERVICE OFFERINGS

Intra/Inter
access

Local
Dial Tone

Enhanced
Features

Long-
distance

[FAIR POINT LOGO]

Data

Internet

Broadband

OPERATIONS OVERVIEW

[PHOTO]

RESIDENTIAL CUSTOMERS COMPRISE 78% OF TOTAL ACCESS LINES

OPERATIONS OVERVIEW

[PHOTO]

BUSINESS CUSTOMERS ARE PREDOMINATELY AGRICULTURAL, FOREST PRODUCTS, LIGHT MANUFACTURING, AND SERVICES BUSINESSES

             85% OF BUSINESS LINES REPRESENT 1- OR 2-LINE CUSTOMERS

OPERATIONS OVERVIEW: RLECS

RLECS                   29

LOCAL EXCHANGES         142

SQUARE MILES            18,940

ACCESS LINES            500-55,000
PER TELCO

DENSITY RANGE           1-74 Access
                        Lines Per Sq Mile

AVERAGE DENSITY         12.9 Access
                        Lines Per Sq Mile

ACCESS LINES BY STATE

[MAP]

            AS OF 6/30/02
            -------------
FLORIDA                       54,923
MAINE                         51,848
NEW YORK                      42,680
WASHINGTON                    39,469
OHIO                           9,480
VIRGINIA                       7,915
ILLINOIS                       7,655
KANSAS                         6,404
VERMONT                        6,228
IDAHO                          6,101
SOUTH DAKOTA                   4,145
OKLAHOMA                       3,621
PENNSYLVANIA                   2,856
COLORADO                       2,671
                               -----
            TOTAL:           245,996

o  Five region management structure

o  920 employees deployed from 38 work centers and 27 business offices

WHY RURAL?

[PHOTO]

                    ECONOMIC BARRIERS TO ENTRY BY COMPETITORS
                             Low subscriber density
                      High percentage of residential lines
                                Capital intensive

WHY RURAL?

[PHOTO]

   REGULATORY ENVIRONMENT

  Rate of Return business

       Support mechanisms
promote universal service

  Synergies & cost saving
            opportunities

WHY RURAL?

[PHOTO]

                             STABLE REVENUE & EBITDA

                            STATE-OF-THE-ART NETWORKS

                             ATTRACTIVE ACQUISITION
                                  OPPORTUNITIES

"RURAL" MEANS:

SERVING VERY SMALL NON-SUBURBAN COMMUNITIES

                Communities Served With Population Greater Than:

         10,000                       2   Communities

         7,500                        5   Communities

         5,000                       11   Communities

         2,500                       31   Communities

         Less than 2,500            111   Communities

COMPETITION

[GRAPHIC]
WIRELESS TECHNOLOGY
o ADDITIONAL COMPETITORS
o INCREASING IMPACT ON RURAL CUSTOMERS
o LONG DISTANCE MOU EFFECT
o USSF BECOMING A TARGET

[GRAPHIC]
CABLE TELEVISION
o CONVERGENCE TECHNOLOGY BARRIER FOR VOICE
o BROADBAND IS KEY BATTLEGROUND
o DBS NOT A NEAR TERM ISSUE

[GRAPHIC]
INTERNET
o INSTANT MESSAGING GROWING SIGNIFICANTLY
o EVENTUAL VOICE OVER INTERNET (VOIP)
o PRIMARILY A THREAT TO LONG DISTANCE MOU

REGULATION

  0 REGULATED BY FEDERAL AND STATE JURISDICTIONS

  0 TELECOM ACT OF 1996 AND SIX YEARS OF CONTINUING FEDERAL UNIVERSAL SERVICE
    AND ACCESS CHARGE REFORM FOR RLECS

  0 STRONG CONGRESSIONAL CONSENSUS FOR RATE STABILITY AND REVENUE SUPPORT

  0 STATE ACCESS CHARGE REFORM INTENDED TO REBALANCE RATES INCLUDING STATE
    UNIVERSAL SERVICE FUND

  0 NO SIGNIFICANT COMPETITIVE ENTRY AS YET DUE TO RURAL EXEMPTION AND HIGH COST
    OF ENTRY

EXIT FROM CLEC BUSINESS

o DECEMBER 2000 - slowed expansion & reduced on-going capital requirements

o NOVEMBER 2001 - decided to exit business

  - Business model weaknesses and poor execution

  - Slowing economy and capital markets closed down

  - Ultimately, could not justify incremental investment

o NOVEMBER 2001 - sold northwestern assets to ATG & northeastern assets to Choice One

o MAY 2002 - debt restructure completed

STRATEGIC IMPERATIVES

     GROW BY ACQUISITION     o 1,200 operating RLECs
                             o RBOC divestitures

     OPTIMIZE REGULATORY     o Regulatory trends provide broadband
     PROCESSES                 opportunities

     MAXIMIZE OTHER          o Data & Internet services
     REVENUES                o Features penetration
                             o Video

     OPERATIONAL             o Lower operating costs
     EFFICIENCIES            o Economies of scale

INCREMENTAL EBITDA OPPORTUNITY FROM ANCILLARY SERVICES

                                   PENETRATION
                                   -----------
                             INDUSTRY       FAIRPOINT
SERVICES                     AVERAGE*        AVERAGE
--------                     --------        -------
                                              -----
VOICE MAIL                     8.8%            9.9%
                                              -----
CALLER ID NAME                17.1%           14.3%
CALL WAITING                  26.8%           21.9%
                                              -----
CALL FORWARDING                4.8%            5.2%
                                              -----
WIRE MAINTENANCE              50.7%           34.6%
INTERNET PROVIDER             17.7%           13.0%
LONG DISTANCE                 35.8%           25.8%


         *INDEPENDENT BENCH MARK STUDY BY CHR

--------------------------------------------------------------------------
80% OF AVERAGE WOULD GENERATE INDUSTRY $8.9 MILLION OF INCREMENTAL EBITDA.
--------------------------------------------------------------------------

                      CREATING VALUE THROUGH ACQUISITIONS

                      DUE DILIGENCE REDUCES DOWNSIDE RISK
                      -----------------------------------
                        INTENSIVE REGULATORY MANAGEMENT
                        -------------------------------
                              MARKETING EXPERTISE
                              -------------------
                        NETWORK AND TECHNOLOGY ATTENTION
                        --------------------------------
                      ACCOUNTING/FINANCIAL SOPHISTICATION
                      -----------------------------------
                             FIND THE HIDDEN VALUES

STRONG POST ACQUISITION PERFORMANCE
(PROPERTIES OWNED > 2 YEARS)

                                                [CHART]

                                                             ($ IN MILLIONS)
                                               1993      1994      1996      1997      1998     1999
                                              -----     -----     -----     -----     ------    -----
2 YR PROJECTED EBITDA AT ACQUISITION          $3.0     $ 9.4      $2.9       $6.2      $36.6     $ 9.2
2 YR FORWARD ACTUAL EBITDA                    $3.3     $11.1      $3.7       $7.2      $41.4     $11.9


HIDDEN VALUE

                                                                                VALUE
                                                     BOOK VALUE             ATTRIBUTED IN           MARKET
                                                      12/31/01            ACQUISITION MODEL         VALUE
                                                   ------------           -----------------     ------------
CHOUTEAU CELLULAR (TULSA MSA, RSA 6, RSA4)         $  3,450,125             $  4,524,438               -
ILLINOIS RSA 2 CELLULAR INTEREST                      4,030,053                2,595,187               -
ILLINOIS VALLEY CELLULAR RSA 2 SWITCH CO.             1,800,632                1,607,210               -
ORANGE COUNTY/POUGHKEEPSIE MSA                        7,764,656                5,605,862               -
SICC INTEREST (RSA 6&7, RSA 8&9)                      4,551,800                1,694,843               -
COBANK B PARTICIPATION CERTIFICATES                   4,655,000                        0               -
RTB CLASS C SHARES                                   20,217,000                        0               -
                                                   ------------             ------------        ------------
TOTAL ASSETS                                       $ 46,469,266             $ 16,027,540        $ 66,200,000
                                                   ============             ============        ============
                                                                                                ------------


OTHER NON CORE ASSETS
---------------------
NTELOS STOCK                            SYRINGA NETWORKS
SOUTH DAKOTA NETWORKS                   BENTON RIDGE TELEPHONE STOCK
ACCELERNET                              ANPI OWNERSHIP
RTFC SUB. CAPITAL CERTIFICATES

                                                                FINANCIAL REVIEW
                                                  FAIRPOINT COMMUNICATIONS, INC.
                                                                ----------------
                                                                       Tim Henry
                                                          Vice President-Finance
                                                                   and Treasurer

HISTORICAL GROWTH:  1994 - 2001

[CHART]

REVENUE EBITDA (MILLIONS)                               ACCESS LINES
(THOUSANDS)

[GRAPH OF HISTORICAL GROWTH: 1994 - 2001]

ILEC REVENUES              ILEC EBITDA                ILEC ACCESS LINES

CREDIT STRUCTURE

o BORROWER UNDER FAIRPOINT SENIOR SECURED CREDIT FACILITY
o ISSUER OF NEW NOTES
o ISSUER OF EXISTING NOTES

[FAIR POINT LOGO]
[CHART]

TRADITIONAL
TELEPHONE BUSINESS
(RESTRICTED SUBSIDIARIES)

COMPETITIVE
COMMUNICATIONS BUSINESS
(UNRESTRICTED SUBSIDIARIES)

BORROWER UNDER SENIOR SECURED CREDIT FACILITY

FAIRPOINT COMMUNICATIONS SOLUTIONS, CORP.

MJD
CAPITAL

MJD
SERVICES

MJD
HOLDINGS

MJD
VENTURES

STE

FAIRPOINT COMMUNICATIONS SOLUTIONS CORP.

SENIOR SECURED CREDIT FACILITY RESOLUTION
-----------------------------------------
OUTSTANDING DEBT AS OF 5/10/02: $129,000,000
  (INCLUDES INTEREST RATE SWAP OBLIGATIONS)

FINAL SETTLEMENT:
   o $5 MILLION CASH PAYMENT RETIRED $7 MILLION OF DEBT
   o $28 MILLION OF DEBT AT 8% REMAINS AT FCSC
   o $94 MILLION FLIPS TO 17% PIK PREFERRED STOCK;
     NON-CONVERTIBLE, NON-VOTING, MATURES MAY 2011
   o NO REDEMPTION RIGHTS PRIOR TO MAY 2011, EXCEPT FOR CHANGE OF CONTROL OR CERTAIN LIQUIDITY EVENTS.

2001 FULL YEAR FINANCIAL RESULTS

CONSOLIDATED REVENUES                           Up 20.2% to $235.2 million

CONSOLIDATED OPERATING EXPENSES                 Up 11.6% to 175.7 million

CONSOLIDATED OPERATING CASH FLOW (EBITDA)       Up 11.0% to 123.7 million

ACCESS LINES SERVED                             Up 3.7% to 245,306

                  (SIX MONTHS OPERATING RESULTS FOR THE PERIOD
                              ENDED JUNE 30, 2002
                          (YEAR OVER YEAR COMPARISON)

CONSOLIDATED REVENUES                           Up 0.4% to $115.2 million

CONSOLIDATED OPERATING EXPENSES                 Down 7.0% to $77.5 million

CONSOLIDATED OPERATING CASH FLOW (EBITDA)       Down 4.0% to $60.3 million (1)

RLEC OPERATING CASH FLOW (EBITDA)               Up 5.8% to $65.9 million

ACCESS LINES SERVED                             Up 0.6% to 245,996

(1) Includes a non-cash $5.6 million asset write down and MCI/Worldcom bad debt reserve of $1.9 million. Adjusted for these one-time expenses, EBITDA increased 8% to $67.8 million

FAIRPOINT COMMUNICATIONS, INC.
Restricted Group Debt Capitalization

($ in Millions)

                                           6/30/02
                                           -------
DEMAND NOTES                               $   0.4
CURRENT PORTION OF LONG-TERM DEBT              6.1
SENIOR LONG-TERM DEBT (1)                    363.2
                                           -------
TOTAL SENIOR DEBT                            369.7

SENIOR SUBORDINATED DEBT                     400.0
OTHER SUBORDINATED DEBT                        7.0
                                           -------
TOTAL DEBT                                 $ 776.7
                                           =======

(1) EXCLUDES $28.0 MILLION OF SOLUTIONS DEBT

CREDIT STATISTICS

($000 OMITTED)                             6/30/2002
                                           ---------
INTEREST COVERAGE RATIO
INTEREST EXPENSE                        $   76,623
TOTAL COVENANT EBITDA                      132,901
                                              -----
RATIO                                         1.73X
COVENANT                                      1.50X
                                              -----


LEVERAGE RATIO
CONSOLIDATED NET DEBT                   $  774,664
TOTAL COVENANT EBITDA                      132,901
                                              -----
RATIO                                         5.83X
COVENANT                                      6.50X
                                              -----

SENIOR LEVERAGE RATIO
SENIOR CONSOLIDATED DEBT                $  365,296
TOTAL COVENANT EBITDA                      132,901
                                              -----
RATIO                                         2.75X
COVENANT                                      4.00X
                                              -----

COMMON EQUITY OWNERSHIP
SUMMARY

                                 [PIE CHART]


                      T.H. LEE                  38.8%
                      KELSO & COMPANY           32.9%
                      FOUNDERS/MGT              20.7%
                      BANK GROUP                 7.6%

CREDIT RISK CONSIDERATION

              ATTRACTIVE INDUSTRY DYNAMICS AND GROWTH OPPORTUNITIES
              -----------------------------------------------------
               LOW COMPETITIVE THREATS AND HIGH BARRIERS TO ENTRY
               --------------------------------------------------
                        FAVORABLE REGULATORY ENVIRONMENT
                        --------------------------------
                            STABLE REVENUE AND EBITDA
                            -------------------------
    ESTABLISHED ACQUISITION PLATFORM AND DEMONSTRATED INTEGRATION EXPERTISE
    -----------------------------------------------------------------------
                           EXPERIENCED MANAGEMENT TEAM
                           ---------------------------
           SUBSTANTIAL EQUITY BASE PROVIDED BY THOMAS H. LEE AND KELSO

[FAIR POINT LOGO]


                                  DEUTSCHE BANK
                          HIGH YIELD FINANCE CONFERENCE
                                 September 2002